                                                                   EXHIBIT 99.14

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GROUP II - IO - MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                         $178,165,913
Aggregate Original Principal Balance                                            $178,189,188
Number of Mortgage Loans                                                             508

                                                   MINIMUM                         MAXIMUM                       AVERAGE (1)
                                                   -------                         -------                       -----------
Original Principal Balance                         $54,000                        $848,000                        $350,766
Outstanding Principal Balance                      $54,000                        $848,000                        $350,720

                                                   MINIMUM                         MAXIMUM                  WEIGHTED AVERAGE (2)
                                                   -------                         -------                  --------------------
Original Term (mos)                                  360                             360                             360
Stated remaining Term (mos)                          351                             358                             357
Loan Age (mos)                                        2                               9                               3
Current Interest Rate                              4.750%                          9.275%                          6.208%
Initial Interest Rate Cap                          1.000%                          5.000%                          3.113%
Periodic Rate Cap                                  1.000%                          2.000%                          1.002%
Gross Margin                                       3.350%                          8.000%                          5.870%
Maximum Mortgage Rate                              11.250%                         15.775%                         12.706%
Minimum Mortgage Rate                              4.750%                          9.275%                          6.208%
Months to Roll                                       15                              58                              25
Original Loan-to-Value                             44.33%                          95.00%                          81.45%
Credit Score (3)                                     544                             806                             665

                                                  EARLIEST                         LATEST
                                                  --------                         ------
Maturity Date                                    08/01/2034                      03/01/2035

                                                 PERCENT OF                                                      PERCENT OF
LIEN POSITION                                   MORTGAGE POOL           YEAR OF ORIGINATION                     MORTGAGE POOL
                                                -------------                                                   -------------
1st Lien                                           100.00%              2004                                           10.24%
                                                                        2005                                            89.76


OCCUPANCY                                                               LOAN PURPOSE
Primary                                             97.49%              Purchase                                       56.40%
Second Home                                           2.51              Refinance - Rate/Term                            4.26
                                                                        Refinance - Cashout                             39.34


LOAN TYPE                                                               PROPERTY TYPE
ARM                                                100.00%              Single Family                                  72.97%
                                                                        Condominium                                      9.22
                                                                        Two- to Four-Family                              2.15
AMORTIZATION TYPE                                                       Planned Unit Development                        15.67
Interest Only                                      100.00%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------                    -----     -----------     ----      ------     -----   -----------     ---        ---         --
5.500% or less                     52      $20,012,778      11.23%    5.317%      684     $384,861      79.17%     61.69%    100.00%
5.501% to 6.000%                  180       62,311,254       34.97     5.844      671      346,174       80.66      62.49     100.00
6.001% to 6.500%                  151       52,493,411       29.46     6.318      659      347,638       82.15      49.72     100.00
6.501% to 7.000%                   85       29,445,995       16.53     6.783      653      346,423       81.79      41.99     100.00
7.001% to 7.500%                   26        8,555,608        4.80     7.246      657      329,062       85.13      38.59     100.00
7.501% to 8.000%                   13        4,733,167        2.66     7.682      663      364,090       83.11      23.63     100.00
9.001% to 9.500%                    1          613,700        0.34     9.275      590      613,700       95.00     100.00     100.00
                                  ---     ------------     -------    ------      ---     --------      ------     ------    -------
TOTAL:                            508     $178,165,913     100.00%    6.208%      665     $350,720      81.45%     53.20%    100.00%
                                  ===     ============     =======    ======      ===     ========      ======     ======    =======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 9.275% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.208% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------          -----    -----------     ----      ------     -----   -----------     ---        ---         --
349 to 360                         508    $178,165,913   100.00%     6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ---    ------------   -------     ------      ---     --------      ------     ------     -------
TOTAL:                             508    $178,165,913   100.00%     6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ===    ============   =======     ======      ===     ========      ======     ======     =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE       MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------------            -----    -----------     ----      ------     -----   -----------     ---        ---         --
$50,001 to $100,000                  15      $1,263,973     0.71%     6.495%      678      $84,265     81.75%     65.91%     100.00%
$100,001 to $150,000                 35       4,618,520      2.59      6.281      650      131,958      79.75      64.94      100.00
$150,001 to $200,000                 34       5,940,348      3.33      6.254      655      174,716      80.35      76.85      100.00
$200,001 to $250,000                 60      13,661,125      7.67      6.135      660      227,685      81.03      68.66      100.00
$250,001 to $300,000                 75      20,373,191     11.43      6.279      653      271,643      80.47      50.34      100.00
$300,001 to $350,000                 41      13,319,591      7.48      6.016      668      324,868      81.16      55.47      100.00
$350,001 to $400,000                 67      25,218,616     14.15      6.164      658      376,397      81.45      46.13      100.00
$400,001 to $450,000                 49      20,849,543     11.70      6.306      665      425,501      82.47      46.44      100.00
$450,001 to $500,000                 51      24,423,677     13.71      6.220      668      478,896      83.55      46.84      100.00
$500,001 to $550,000                 33      17,351,395      9.74      6.323      679      525,800      81.59      36.08      100.00
$550,001 to $600,000                 15       8,698,338      4.88      6.131      677      579,889      81.20      60.24      100.00
$600,001 to $650,000                 17      10,651,738      5.98      6.168      681      626,573      79.47      58.70      100.00
$650,001 to $700,000                  4       2,720,200      1.53      6.165      654      680,050      83.31     100.00      100.00
$700,001 to $750,000                  8       5,826,726      3.27      6.130      659      728,341      80.57      49.48      100.00
$750,001 to $800,000                  2       1,599,933      0.90      5.925      636      799,967      72.73     100.00      100.00
$800,001 to $850,000                  2       1,649,000      0.93      6.166      692      824,500      84.86     100.00      100.00
                                    ---    ------------   -------     ------      ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913   100.00%     6.208%      665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============   =======     ======      ===     ========     ======     ======     =======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $54,000 to approximately $848,000 and the average outstanding principal balance of the Mortgage Loans was approximately $350,720.

PRODUCT TYPES

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
2/28 LIBOR Loans                    448    $160,278,856    89.96%     6.211%      665     $357,765     81.62%     53.37%     100.00%
3/27 LIBOR Loans                      1         348,696      0.20      6.650      582      348,696      80.00       0.00      100.00
5/25 LIBOR Loans                     59      17,538,362      9.84      6.169      664      297,260      79.88      52.67      100.00
                                    ---    ------------   -------     ------      ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913   100.00%     6.208%      665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============   =======     ======      ===     ========     ======     ======     =======

ADJUSTMENT TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------                   -----    -----------     ----      ------     -----   -----------     ---        ---         --
ARM                                508    $178,165,913   100.00%     6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ---    ------------   -------     ------      ---     --------      ------     ------     -------
TOTAL:                             508    $178,165,913   100.00%     6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ===    ============   =======     ======      ===     ========      ======     ======     =======

AMORTIZATION TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------                 -----    -----------     ----      ------     -----   -----------     ---        ---         --
60 Month Interest-Only             508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ---    ------------    -------    ------      ---     --------      ------     ------     -------
TOTAL:                             508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%     53.20%     100.00%
                                   ===    ============    =======    ======      ===     ========      ======     ======     =======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------------            -----    -----------     ----      ------     -----   -----------     ---        ---         --
Arizona                              13      $2,589,092     1.45%     6.158%      682     $199,161     81.79%     53.72%     100.00%
California                          342     134,800,606     75.66      6.162      666      394,154      80.95      49.63      100.00
Colorado                             12       2,633,662      1.48      6.797      624      219,472      84.25      86.07      100.00
Connecticut                           4       1,146,800      0.64      5.979      661      286,700      86.73      89.54      100.00
District of Columbia                  1         208,000      0.12      5.750      591      208,000      80.00     100.00      100.00
Florida                              18       4,828,442      2.71      6.136      648      268,247      81.26      55.83      100.00
Illinois                              6       1,559,200      0.88      6.511      648      259,867      85.50      64.40      100.00
Louisiana                             2         220,629      0.12      6.705      657      110,314      88.20     100.00      100.00
Maryland                             25       6,590,928      3.70      6.377      660      263,637      85.02      85.29      100.00
Massachusetts                         1         365,600      0.21      6.500      634      365,600      80.00       0.00      100.00
Michigan                              4         752,083      0.42      6.564      648      188,021      88.37     100.00      100.00
Missouri                              1         111,120      0.06      6.750      609      111,120      80.00     100.00      100.00
Nevada                                7       1,752,287      0.98      6.332      670      250,327      80.32      64.59      100.00
New Jersey                            6       1,903,108      1.07      6.298      662      317,185      86.07      73.99      100.00
New York                             14       5,288,412      2.97      6.356      676      377,744      84.02      49.38      100.00
North Carolina                        2         447,300      0.25      6.513      638      223,650      86.94     100.00      100.00
Ohio                                  3         719,900      0.40      6.640      697      239,967      80.17      41.10      100.00
Oklahoma                              1          79,970      0.04      6.300      638       79,970      80.00     100.00      100.00
Oregon                                1         161,500      0.09      6.525      641      161,500      87.30       0.00      100.00
Pennsylvania                          6         706,561      0.40      6.517      685      117,760      85.46      65.65      100.00
Rhode Island                          4       1,108,500      0.62      6.352      668      277,125      80.12      20.93      100.00
Texas                                 5       1,181,802      0.66      6.653      680      236,360      82.74      54.88      100.00
Utah                                  2         208,720      0.12      5.770      666      104,360      80.00       0.00      100.00
Virginia                             14       4,984,432      2.80      6.391      680      356,031      79.82      51.23      100.00
Washington                           11       3,209,109      1.80      5.912      640      291,737      79.89      65.61      100.00
Wisconsin                             3         608,150      0.34      7.530      621      202,717      90.52     100.00      100.00
                                    ---    ------------   -------     ------      ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913   100.00%     6.208%      665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============   =======     ======      ===     ========     ======     ======     =======

(1) No more than approximately 1.17% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL                MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------               -----    -----------     ----      ------     -----   -----------     ---        ---         --
50.00% or less                        1        $133,000     0.07%      6.725%     669     $133,000     44.33%      0.00%     100.00%
50.01% to 55.00%                      1         170,000      0.10       6.480     644      170,000      52.31     100.00      100.00
55.01% to 60.00%                      1         393,000      0.22       6.990     604      393,000      57.12     100.00      100.00
60.01% to 65.00%                      6       1,419,899      0.80       6.187     678      236,650      63.33      61.24      100.00
65.01% to 70.00%                     10       4,181,773      2.35       6.132     663      418,177      68.81      65.50      100.00
70.01% to 75.00%                     17       7,442,564      4.18       6.049     647      437,798      73.62      50.06      100.00
75.01% to 80.00%                    358     123,145,691     69.12       6.122     671      343,982      79.97      49.73      100.00
80.01% to 85.00%                     33      10,725,555      6.02       6.116     643      325,017      84.25      70.84      100.00
85.01% to 90.00%                     48      18,519,698     10.39       6.475     653      385,827      89.56      55.39      100.00
90.01% to 95.00%                     33      12,034,733      6.75       6.845     653      364,689      94.58      64.71      100.00
                                    ---    ------------   -------      ------     ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913   100.00%      6.208%     665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============   =======      ======     ===     ========     ======     ======     =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 44.33% to 95.00%.

LOAN PURPOSE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
Purchase                           283    $100,486,165     56.40%    6.147%      676     $355,075     80.59%     46.59%      100.00%
Refinance - Cashout                201      70,090,625      39.34     6.287      651      348,710      82.51      61.95       100.00
Refinance - Rate Term               24       7,589,123       4.26     6.276      643      316,213      82.95      60.00       100.00
                                   ---    ------------    -------    ------      ---     --------     ------     ------      -------
TOTAL:                             508    $178,165,913    100.00%    6.208%      665     $350,720     81.45%     53.20%      100.00%
                                   ===    ============    =======    ======      ===     ========     ======     ======      =======

PROPERTY TYPE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
Single Family                       364    $129,999,721     72.97%    6.207%      664     $357,142      81.65%     52.06%    100.00%
Condominium                          56      16,422,532       9.22     6.094      661      293,260       81.67      57.24     100.00
Two- to Four-Family                   9       3,832,600       2.15     6.336      681      425,844       81.29      65.13     100.00
Planned Unit Development             79      27,911,060      15.67     6.258      667      353,305       80.38      54.50     100.00
                                    ---    ------------    -------    ------      ---     --------      ------     ------    -------
TOTAL:                              508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%     53.20%    100.00%
                                    ===    ============    =======    ======      ===     ========      ======     ======    =======

DOCUMENTATION

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
Full Documentation                  277     $93,140,183     52.28%    6.123%      658     $336,246      81.62%    100.00%    100.00%
Limited Documentation               100      38,368,210      21.54     6.094      655      383,682       82.30       0.00     100.00
Streamlined Documentation            71      25,391,025      14.25     6.561      693      357,620       80.38       0.00     100.00
Stated Documentation                 29      11,165,196       6.27     6.490      697      385,007       78.90       0.00     100.00
Lite Documentation                   26       8,458,449       4.75     6.208      659      325,325       81.46       0.00     100.00
Full/Alt Documentation                5       1,642,850       0.92     6.266      634      328,570       85.72     100.00     100.00
                                    ---    ------------    -------    ------      ---     --------      ------     ------    -------
TOTAL:                              508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%     53.20%    100.00%
                                    ===    ============    =======    ======      ===     ========      ======     ======    =======

OCCUPANCY

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------                          -----    -----------     ----      ------     -----   -----------     ---        ---         --
Primary                             495    $173,694,558     97.49%    6.214%      664     $350,898      81.43%     53.85%    100.00%
Second Home                          13       4,471,355       2.51     5.964      676      343,950       82.18      27.90     100.00
                                    ---    ------------    -------    ------      ---     --------      ------     -----     -------
TOTAL:                              508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%     53.20%    100.00%
                                    ===    ============    =======    ======      ===     ========      ======     ======    =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE               MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------                           -----    -----------     ----      ------     -----   -----------     ---        ---         --
2                                   314    $106,422,440     59.73%    6.214%      666     $338,925      81.28%    52.70%     100.00%
3                                   148      53,993,034      30.30     6.245      660      364,818       81.71     54.60      100.00
4                                    35      13,713,682       7.70     6.068      666      391,819       81.74     52.27      100.00
5                                     8       3,170,358       1.78     5.926      685      396,295       81.73     44.83      100.00
7                                     1         244,000       0.14     7.250      693      244,000       80.00      0.00      100.00
8                                     1         316,000       0.18     5.950      792      316,000       80.00    100.00      100.00
9                                     1         306,400       0.17     5.875      620      306,400       80.00    100.00      100.00
                                    ---    ------------    -------    ------      ---     --------      ------    ------     -------
TOTAL:                              508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%    53.20%     100.00%
                                    ===    ============    =======    ======      ===     ========      ======    ======     =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
None                                91     $31,455,562     17.66%    6.693%      665     $345,666      83.30%    56.77%      100.00%
12 Months                           30      11,401,799       6.40     6.478      661      380,060       79.51     39.87       100.00
24 Months                          356     126,056,141      70.75     6.064      665      354,090       81.17     54.14       100.00
36 Months                           31       9,252,411       5.19     6.174      666      298,465       81.30     44.66       100.00
                                   ---    ------------    -------    ------      ---     --------      ------    ------      -------
TOTAL:                             508    $178,165,913    100.00%    6.208%      665     $350,720      81.45%    53.20%      100.00%
                                   ===    ============    =======    ======      ===     ========      ======    ======      =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------            -----     -----------     ----      ------     -----   -----------     ---        ---         --
526 to 550                          1         $454,750      0.26%     6.000%      544     $454,750     85.00%     100.00%    100.00%
551 to 575                          3        1,194,400       0.67      6.088      565      398,133      81.41      100.00     100.00
576 to 600                         36       12,370,567       6.94      6.647      589      343,627      82.93       71.13     100.00
601 to 625                         78       25,431,995      14.27      6.292      615      326,051      81.50       66.01     100.00
626 to 650                        112       37,687,182      21.15      6.210      639      336,493      82.34       56.18     100.00
651 to 675                         97       33,097,541      18.58      6.202      663      341,212      80.55       42.76     100.00
676 to 700                         65       23,268,943      13.06      6.089      688      357,984      80.99       49.12     100.00
701 to 725                         61       23,928,057      13.43      6.058      712      392,263      80.82       50.27     100.00
726 to 750                         30       11,915,721       6.69      6.312      734      397,191      81.16       39.17     100.00
751 to 775                         15        6,452,681       3.62      5.977      763      430,179      82.71       47.08     100.00
776 to 800                          9        2,053,676       1.15      5.898      782      228,186      79.73       51.51     100.00
801 to 825                          1          310,400       0.17      5.990      806      310,400      80.00        0.00     100.00
                                  ---     ------------    -------     ------      ---     --------     ------      ------    -------
TOTAL:                            508     $178,165,913    100.00%     6.208%      665     $350,720     81.45%      53.20%    100.00%
                                  ===     ============    =======     ======      ===     ========     ======      ======    =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 544 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

CREDIT GRADE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
AA                                 329    $117,854,560     66.15%    6.153%      688     $358,221     80.98%     48.41%      100.00%
A                                  147      49,892,932      28.00     6.255      627      339,408      82.15      61.06       100.00
A-                                  32      10,418,421       5.85     6.597      588      325,576      83.41      69.70       100.00
                                   ---    ------------    -------    ------      ---     --------     ------     ------      -------
TOTAL:                             508    $178,165,913    100.00%    6.208%      665     $350,720     81.45%     53.20%      100.00%
                                   ===    ============    =======    ======      ===     ========     ======     ======      =======

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                         MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
3.001% to 3.500%                      1        $359,200      0.20%    5.450%      712     $359,200     80.00%      0.00%     100.00%
4.001% to 4.500%                      2         795,750       0.45     5.443      654      397,875      82.28     100.00      100.00
4.501% to 5.000%                     47      17,521,558       9.83     6.006      668      372,799      81.46      56.79      100.00
5.001% to 5.500%                    141      52,339,621      29.38     5.924      667      371,203      79.66      62.92      100.00
5.501% to 6.000%                    134      45,323,744      25.44     6.065      664      338,237      80.73      59.76      100.00
6.001% to 6.500%                    102      35,519,923      19.94     6.448      664      348,235      82.63      40.08      100.00
6.501% to 7.000%                     46      14,833,342       8.33     6.760      668      322,464      82.90      34.89      100.00
7.001% to 7.500%                     24       8,768,998       4.92     6.902      652      365,375      86.35      42.58      100.00
7.501% to 8.000%                     11       2,703,777       1.52     7.277      643      245,798      88.49      32.27      100.00
                                    ---    ------------    -------    ------      ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913    100.00%    6.208%      665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============    =======    ======      ===     ========     ======     ======     =======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.350% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.870% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------                     -----    -----------     ----      ------     -----   -----------     ---        ---         --
11.500% or less                       8      $3,082,515     1.73%     5.012%      691     $385,314     76.80%     44.91%     100.00%
11.501% to 12.000%                   44      16,930,264      9.50      5.373      683      384,779      79.60      64.75      100.00
12.001% to 12.500%                  180      62,311,254     34.97      5.844      671      346,174      80.66      62.49      100.00
12.501% to 13.000%                  151      52,365,411     29.39      6.320      659      346,791      82.16      50.34      100.00
13.001% to 13.500%                   86      30,049,995     16.87      6.782      655      349,419      81.76      40.28      100.00
13.501% to 14.000%                   25       8,079,608      4.53      7.253      651      323,184      85.43      40.87      100.00
14.001% to 14.500%                   13       4,733,167      2.66      7.682      663      364,090      83.11      23.63      100.00
15.501% to 16.000%                    1         613,700      0.34      9.275      590      613,700      95.00     100.00      100.00
                                    ---    ------------   -------     ------      ---     --------     ------     ------     -------
TOTAL:                              508    $178,165,913   100.00%     6.208%      665     $350,720     81.45%     53.20%     100.00%
                                    ===    ============   =======     ======      ===     ========     ======     ======     =======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 15.775% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.706% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------                    -----    -----------     ----      ------     -----   -----------     ---        ---         --
August 2006                           1        $306,400     0.17%     5.875%      620     $306,400      80.00%    100.00%    100.00%
September 2006                        1         316,000      0.18      5.950      792      316,000       80.00     100.00     100.00
October 2006                          1         244,000      0.14      7.250      693      244,000       80.00       0.00     100.00
December 2006                         7       2,926,358      1.64      5.931      687      418,051       81.87      40.23     100.00
January 2007                         36      14,105,842      7.92      6.086      666      391,829       81.55      50.29     100.00
February 2007                       129      48,601,824     27.28      6.247      660      376,758       81.92      54.20     100.00
March 2007                          273      93,778,432     52.64      6.219      666      343,511       81.48      53.65     100.00
March 2008                            1         348,696      0.20      6.650      582      348,696       80.00       0.00     100.00
December 2009                         1         244,000      0.14      5.875      660      244,000       80.00     100.00     100.00
January 2010                          1          64,800      0.04      6.250      777       64,800       80.00       0.00     100.00
February 2010                        17       4,934,250      2.77      6.184      663      290,250       80.15      65.15     100.00
March 2010                           40      12,295,312      6.90      6.168      665      307,383       79.76      47.00     100.00
                                    ---    ------------   -------     ------      ---     --------      ------     ------    -------
TOTAL:                              508    $178,165,913   100.00%     6.208%      665     $350,720      81.45%     53.20%    100.00%
                                    ===    ============   =======     ======      ===     ========      ======     ======    =======